BUSINESS ACQUISITIONS AND DISPOSALS	12 Months Ended
Dec. 31, 2013
BUSINESS ACQUISITIONS AND DISPOSALS
BUSINESS ACQUISITIONS AND DISPOSALS

3. BUSINESS ACQUISITIONS AND DISPOSALS

  Disposal in 2013

        Disposal of Business-Nedvizhimost—In December 2013, the Group sold a 51% stake in Business-Nedvizhimost CJSC to Sistema, a majority shareholder of the Group, for a price of RUB 3.2 billion. Business-Nedvizhimost owns and manages 76 real estate sites and 44 real estate facilities throughout Moscow with a total area of roughly 178,000 sq. m. After the loss of control over the subsidiary, the Group deconsolidated Business-Nedvizhimost and applied for its remaining 49% interest using the equity method of accounting. The disposal was accounted for as a transaction under common control directly in equity.

  Acquisitions and disposals in 2012

        Acquisitions of controlling interests in regional fixed line operators—In 2012, as part of its program of regional expansion, the Group acquired controlling interests in a number of fixed line operators in certain regions of Russia. The purchase price for these acquisitions was paid in cash. The acquisitions were accounted for using the acquisition method of accounting.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2012:

	Elf Group	Intercom	ZhelGorTeleCom	Pilot & TVKiK	Total
Month of acquisition	August	August	October	October
Region of operations	Central region	Volga region	Central region	Central region
Ownership interest acquired	100%	100%	100%	100%
Current assets	6	9	4	3	22
Property, plant and equipment	49	11	3	21	84
Goodwill	172	62	115	55	404
Customer base	45	29	54	22	150
Current liabilities	(44)	(15)	(13)	(6)	(78)
Non-current liabilities	(9)	(6)	(11)	(4)	(30)
Fair value of contingent consideration	(28)	(10)	(5)	—	(43)

Consideration paid	191	80	147	91	509

        The Group's consolidated financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed.

        Customer base intangibles recognized as a result of the acquisitions are being amortized over a period ranging from 7 to 9 years depending on the type of subscribers.

        The recognition of goodwill in the amount of RUB 404 million from the acquisitions is due to the economic potential of the markets in which the acquired companies operate and synergies arising from the acquisitions. Goodwill is attributable to the "Russia" segment.

        Tascom—In May 2012, the Group acquired a 100% stake in Tascom CJSC ("Tascom"), a market leader in providing telecommunication services to corporate clients in Moscow and the Moscow region, for RUB 1,437 million. The seller has indemnified the Group against all losses which arise in connection with liability for taxation matters relating to the pre-acquisition period. As of the acquisition date the Group recorded a provision for tax liabilities and a related indemnification asset in the amount of RUB 236 million relating to this warranty. As of December 31, 2013 the amount of indemnification asset and related provision for tax liabilities was reduced to RUB 139 million.

        The Group also should pay to the seller any amounts received for the services rendered by Tascom prior to the acquisition date, capped at RUB 400 million—this contingent consideration arrangement was recorded at fair value of RUB 170 million which was determined based on unobservable inputs ("Level 3" of the hierarchy established by the U.S. GAAP guidance). The fair value was measured as the best estimate of all possible outcomes. During 2012-2013, the contingent consideration in the amount of RUB 170 million was completely paid to the seller.

        The acquisition was accounted for using the acquisition method of accounting. The summary of the purchase price allocation for the acquisition was as follows:

Current assets	489
Property, plant and equipment	586
Goodwill	1,098
Customer base	168
Other non-current assets	188
Current liabilities	(815)
Non-current liabilities	(107)
Fair value of contingent consideration	(170)

Consideration paid	1,437

        The excess of the consideration paid over the value of net assets acquired in the amount of RUB 1,098 million was allocated to goodwill which was attributable to the "Russia" segment and is not deductible for income tax purposes. Goodwill is mainly attributable to the expected synergies from increase of market share and reduction of capital expenditures to be made by the Group to construct optical fiber network.

        Disposal of Stream—In May 2012, MTS and Sistema signed a shareholders agreement with respect to the management of Stream LLC ("Stream"), which owns and manages Stream.ru. In addition Sistema contributed RUB 496.1 million into Stream's charter capital giving it an ownership of 55% of Stream, thereby reducing MTS's direct ownership in Stream from 100% to 45%. After a loss of control over the subsidiary, the Group deconsolidated Stream and accounted for its interest using the equity method. The disposal was accounted for as transaction under common control directly in equity.

  Acquisitions in 2011

        Increase of stake in MGTS—In December 2011, the Group acquired 29% of the ordinary shares of MGTS from Sistema through acquisition of Sistema-Invenchur for RUB 10.56 billion. In addition the Group assumed debt in the amount of RUB 10.41 billion due and payable by the end of 2011. MGTS is Moscow's incumbent fixed line operator that initially joined the Group as a result of Comstar acquisition. Upon completion of the transaction the Group's ownership stake in MGTS increased to 99.01% of ordinary shares and 69.7% of preferred shares, which overall totals 94.1% of MGTS charter capital. The transaction was accounted for directly in equity.

        Acquisitions of controlling interests in regional fixed line operators—In 2011, as part of its program of regional expansion, the Group acquired controlling interests in a number of fixed line operators in certain regions of Russia. The purchase price for these acquisitions was paid in cash. The acquisitions were accounted for using the acquisition method of accounting.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2011:

	Inteleca Group	Infocentr	Altair	TVT	Total
Month of acquisition	April	April	August	October
Region of operations	Sibir region	Ural region	Central region	Volga region
Ownership interest acquired	100%	100%	100%	100%
Current assets	25	80	94	237	436
Property, plant and equipment	307	72	109	2,156	2,644
Goodwill	303	411	372	3,509	4,595
Customer base	63	135	381	230	809
Other non-current assets	1	—	47	59	107
Current liabilities	(128)	(239)	(162)	(799)	(1,328)
Non-current liabilities	(25)	(28)	(92)	(299)	(444)

Consideration paid	546	431	749	5,093	6,819

        The Group's consolidated financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed.

        Customer base recognized as a result of the acquisitions is amortized over a period ranging from 8 to 14 years depending on the type of subscribers.

        The recognition of goodwill in the amount of RUB 4,595 million is due to the economic potential of the markets in which the acquired companies operate and synergies arising from the acquisitions. Goodwill is attributable to the "Russia" segment.